SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2003

SEARS DC CORP.
(Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)
000-17955 (Commission File Number)	36-3533346 (IRS Employer Identification No.)

3711 Kennett Pike Greenville, Delaware 19807 (Address of principal executive offices)	19807 (Zip Code)

Registrant's telephone number, including area code: (302) 434-3100
(Former name or former address, if changed since last report): Not Applicable

Item 5.	Other Events.
On October 16, 2003 and October 17, 2003 the Registrant's parent, Sears, Roebuck and Co., issued the press releases attached hereto as Exhibits 99(a) and 99(b), respectively.

Item 7.	Financial Statements and Exhibits.
The Exhibit Index on page 4 is incorporated herein by reference.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS DC CORP.
By: /s/ Keith E. Trost Keith E. Trost Vice President and Treasurer
Date: October 21, 2003

EXHIBIT INDEX
Exhibit No.
99(a)	Press release dated October 16, 2003.
99(b)	Press release dated October 17, 2003.

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